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                                                                     EXHIBIT 24

                                POWER OF ATTORNEY

         Each person whose signature appears below appoints Nickolas A. Branica and Paul K. Suijk, and either of them (with full power in each to act alone), as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), (1) Comdial Corporation's (the "Corporation") Registration Statement on Form S-8 relating to the Comdial Corporation 401(k) Plan, the Comdial Corporation 1992 Stock Incentive Plan, and the Comdial Corporation 1992
Non-Employee Directors' Stock Incentive Plan (the "Plans"), (2) any and all post-effective amendments to the registration statement on Form S-8, and any and all instruments and documents filed as a part of or in connection with said registration statement or amendments thereto, covering the shares of the Corporation's Common Stock, par value $.01 per share issued in connection with the Plans, and (3) any registration statements, reports and applications relating to such securities filed by the Corporation with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports of amendments thereto; granting unto said attorney-in-facts, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as they might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact, shall do or cause to be done by virtue hereof.


Signature                            Title                Date
---------                            -----                ----


 /s/ John W. Rosenblum              Director              November 14, 2000
---------------------------
John W. Rosenblum


 /s/ Robert P. Collins              Director              November 14, 2000
---------------------------
Robert P. Collins


 /s/ Barbara J. Dreyer              Director              November 15, 2000
---------------------------
Barbara J. Dreyer


 /s/ Robert E. Spekman              Director              November 15, 2000
---------------------------
Robert E. Spekman